Exhibit 10.48

ADDITIONAL FUNDING AGREEMENT

This Agreement (this “Agreement”) is dated as of May 6, 2003, by and among AVI BioPharma, Inc., an Oregon corporation (the “Company”) and Riverview Group, LLC, Cranshire Capital L.P., Smithfield Fiduciary LLC, Omicron Master Trust, The Tail Wind Fund Limited, Solomon Strategic Holdings, Inc., MRT, L.P. and Rodman & Renshaw, Inc. (collectively referred to as the “Purchasers”).

WHEREAS, the Company and the Purchasers are parties to that certain Securities Purchase Agreement dated as of May 5, 2003 (the “Purchase Agreement”);

WHEREAS, defined terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and the Purchase Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, up to, but not to exceed, in the aggregate, an additional 1,500,000 shares of Common Stock and Warrants to purchase up to, in the aggregate, 750,000 shares of Common Stock, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereto agree as follows:

1.             Investment.  Within two (2) Trading Days from the date hereof, each Purchaser shall deliver to the Company via wire transfer their respective amounts of the amount set forth on the signature pages hereto and labeled as the subscription amount, and the Company shall deliver to such Purchaser shares of Common Stock in accordance with Section 2.3(a)(i) of the Purchase Agreement and Warrants in accordance with Section 2.3(a)(ii) of the Purchase Agreement.

2.             Documents.  The rights and obligations of the Purchasers and of the Company with respect to the shares of Common Stock and the Warrants issued hereunder shall be identical in all respects to the rights and obligations of the Purchasers and of the Company with respect to the shares of Common Stock and the Warrants issued pursuant to the Purchase Agreement.  Any rights of a Purchaser or covenants of the Company which are dependant on a Purchaser holding securities of the Company or which are determined in magnitude by such Purchaser’s purchase of securities pursuant to the Purchase Agreement shall be deemed to include any securities purchased hereunder. The Purchase Agreement is hereby amended to the extent that the term “Shares” includes the shares of Common Stock issued hereunder, “Warrants” includes the warrants issued hereunder and “Underlying Shares” includes the shares of common stock issued hereunder and the shares of Common Stock issuable upon exercise of the warrants issued hereunder.  Additionally, the Registration Rights Agreement is hereby amended to the extent that the term “Registrable Securities” includes the shares of Common Stock issuable hereunder and the shares of Common Stock issuable upon exercise of the warrants issued hereunder and “Warrants” includes the warrants issued hereunder.

3.             Representations and Warranties of the Company.  Except as set forth under the corresponding section of the disclosure schedules attached to the Purchase Agreement, if any, all representations and warranties of the Company contained in Section 3.1 of the Purchase Agreement were true and correct as of May 5, 2003, and remain true and correct as of the date hereof, as though made at and as of the date hereof.  The Company has performed all of the covenants of the Company contained in the Purchase Agreement to be performed by the Company through the date hereof.  The Company shall, by the close of business, on the business day following the date of this Agreement, issue a press release reasonably acceptable to the Purchasers or file a Form 8-K disclosing all material terms of the transactions contemplated hereby otherwise in compliance with Section 4.8 of the Purchase Agreement.

4.             Representations and Warranties of the Purchasers.   Each Purchaser hereby represents and warrants to the Company, severally and not jointly, that its representations and warranties listed in Section 3.2 of the Purchase Agreement are true and correct with respect to such Purchaser as of the date hereof.

5.             Incorporation by Reference.  Except as set forth in this Agreement, each of the Purchase Agreement and the Registration Rights Agreement (with all exhibits attached thereto) are hereby incorporated by reference and made a part hereof.  Execution of the signature page to this Agreement shall constitute the execution of each of the Purchase Agreement and the Registration Rights Agreement, and each Purchaser shall be bound to their terms and conditions as set forth in this Agreement.  Except as specifically amended by the terms of this Agreement, the Purchase Agreement and all exhibits attached thereto shall remain unmodified and in full force and effect, and shall not be in any way changed, modified or superseded by the terms set forth herein.

6.             Consent to Agreement.  To the extent required pursuant to Section 4.7 of the Purchase Agreement, each Purchaser for itself, consents to the issuance of the Common Stock and Warrants pursuant to this Agreement.

7.             Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

8.             Amendment and Waiver.  Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

9.             Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Execution of this amendment may be made by delivery by facsimile.

10.           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

**************************

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AVI BIOPHARMA, INC.

By:	/s/ Alan P. Timmins
Name:	Alan P. Timmins
Title:	President & Chief Operating Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[ADDITIONAL FUNDING SIGNATURE PAGE]

SMITHFIELD FIDUCIARY LLC

By:	/s/ Adam J. Chill
Name:	Adam J. Chill
Title:	Authorized Signatory

Shares of Common Stock:  200,000

Warrant Shares:  100,000

Aggregate Subscription Amount:  $1,000,000

OMICRON MASTER TRUST

By:  Omicron Capital L.P., as subadvisor

By:  Omicron Capital Inc., its general partner

By:	/s/ Olivier Morali
Name:	Olivier Morali
Title:	President

Shares of Common Stock:  150,000

Warrant Shares:  75,000

Aggregate Subscription Amount:  $750,000

RIVERVIEW GROUP, LLC

By:	/s/ Terry Feeney
Name:	Terry Feeney
Title:	Chief Operating Officer

Shares of Common Stock:  600,000

Warrant Shares:  300,000

Aggregate Subscription Amount:  $3,000,000

THE TAIL WIND FUND LIMITED
By: Tail Wind Advisory & Management Ltd.

By:	/s/ David Crook
Name:	David Crook
Title:	Chief Executive Officer

Shares of Common Stock:  50,000

Warrant Shares:  25,000

Aggregate Subscription Amount:  $250,000

CRANSHIRE CAPITAL L.P.

By:	/s/ Mitchell P. Kopin
Name:	Mitchell P. Kopin
Title:	President – Downsview Capital
The General Partner

Shares of Common Stock:  400,000

Warrant Shares:  200,000

Aggregate Subscription Amount:  $2,000,000

MRT, LP

By:	/s/ Ian Estepan
Name:	Ian Estepan
Title:	Research Analyst

Shares of Common Stock: 100,000

Warrant Shares: 50,000

Aggregate Purchase Price:  $500,000

RODMAN & RENSHAW, INC.

By:	/s/ John J. Borer, III
Name:	John J. Borer, III
Title:	Senior Managing Director

Shares of Common Stock: 0

Warrant Shares: 0

Aggregate Subscription Amount:  $0

SOLOMON STRATEGIC HOLDINGS, INC.

By:	/s/ Andrew P. MacKellar
Name:	Andrew P. MacKellar
Title:	Director

Shares of Common Stock: 0

Warrant Shares: 0

Aggregate Subscription Amount: $0